UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August  6, 2013

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of Incorporation)

0-50440	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02            Other Events

On August 6, 2013, Supernus issued a press release announcing that it expects to report financial results for the three and six months ending June 30, 2013 after the market closes on August 13, 2013, and will hold a conference call and webcast on that date to review the financial results as well as provide an update on other business matters.  A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01            Other Events

            On August 7, 2013, Supernus issued a press release announcing that it initiated litigation against generic drug makers Actavis Inc., Watson Laboratories, Inc. – Florida, Actavis Pharma, Inc., Watson Laboratories, Inc., and Anda, Inc. (collectively “Watson”) for infringement of two patents covering its antiepileptic drug Oxtellar XR™.  Both patents do not expire until April 13, 2027.            The Complaint—filed in the U.S. District Court for the District of New Jersey—alleges that Watson infringed Supernus’s Oxtellar XR™ patents by submitting to the Food and Drug Administration (“FDA”) an Abbreviated New Drug Application (“ANDA”) seeking to market a generic version of Oxtellar XR™ prior to the expiration of Supernus’s patents. A copy of this press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits

            (d)            Exhibits

                        The following document is furnished as an Exhibit pursuant to Item 2.02 hereof:

Exhibit 99.1 – Press Release dated August  6, 2013 of the Company announcing second quarter 2013 earnings conference call and webcast.

The following document is furnished as an Exhibit pursuant to Item 8.01 hereof:

Exhibit 99.2 – Press Release dated August 7, 2013 of the Company announcing that the Company sued general drug maker Watson for infringement of Oxtellar XR™ patents.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            SUPERNUS PHARMACEUTICALS, INC.

DATED:  August 8, 2013   By: /s/            Gregory S. Patrick

                                                                         Gregory S. Patrick

                                                                         Vice-President and Chief Financial Officer

EXHIBIT INDEX

Number                        Description

99.1                        Press Release dated August  6, 2013                                                            Attached

99.2                        Press Release dated August 7, 2013                                                            Attached